EXHIBIT 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

OF

WORLD FINANCIAL NETWORK NATIONAL BANK, AS SERVICER OF

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-K for the year ended December 31, 2003 (the “Form 10-K”) of WFN Credit Company, LLC and World Financial Network Credit Card Master Trust (together the “Registrant”).

I, Ivan Szeftel, the Chief Executive Officer of the Servicer of the Registrant certify that to the best of my knowledge:

(i) the Form 10-K fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 30, 2004

/s/ Ivan Szeftel
Name: Ivan Szeftel
Chief Executive Officer of the Servicer

Subscribed and sworn to before me this 30th day of March, 2004.

/s/ Notary
Name:
Title: Notary Public
My commission expires: